EXHIBIT 23.1
                                                                    ------------



CONSENT OF COUNSEL

TO:      The Board of Directors of Nexen Inc.

         We hereby consent to the inclusion of our opinion in Exhibit 5 to the Post Effective Amendment No. 1 to the Registration Statement on Form S-8 of Nexen Inc. dated September 12, 2003.



Calgary, Alberta
September 12, 2003                             /s/ Blake, Cassels & Graydon LLP